                       ANNUAL REPORT / DECEMBER 31 1999



                            AIM EUROLAND GROWTH FUND




                                 [COVER IMAGE]



                            [AIM LOGO APPEARS HERE]

                                [COVER IMAGE]

                      -----------------------------------

                RAIN, STEAM AND SPEED BY J. M. W. TURNER (1844)

           J. M. W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN

              WHICH THE FURY OF THE ELEMENTS UNDERLINES HUMANITY'S

           INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR TO THE TRAIN

            FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS

                  PROPELLING EUROPE INTO ECONOMIC LEADERSHIP.

                       -----------------------------------


AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU) and have the euro as their common currency.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   Effective 9/1/99, AIM Europe Growth Fund changed its name to AIM
    Euroland Growth Fund.
o AIM Euroland Growth Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Because Class C shares have been offered for less than a year (since 5/3/99), all total-return figures for Class C shares reflect cumulative total return that has not yet been annualized.
o Effective 3/1/99, Advisor Class shares were closed to new investors. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
o During the fiscal year ended 12/31/99, the fund paid distributions of $1.3919 per Class A, Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends. They do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                       ----------------------------------

                            STAYING FULLY INVESTED

                               IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                       ----------------------------------

                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


ACCELERATING GROWTH IN EUROPE PROPELS FUND

EUROPEAN MARKETS GOT OFF TO A SLOW START LAST YEAR BUT GRADUALLY GAINED MOMENTUM. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
AIM Euroland Growth Fund came on strong in the fourth quarter, reporting average annual total returns (excluding sales charges) of 35.14% for Class A shares, 34.19% for Class B shares and 35.58% for Advisor Class shares for the fiscal year ended December 31, 1999. Class C shares produced a cumulative total return (excluding sales charges)of 39.95% from their inception on May 3, 1999 through the end of the fiscal year. The fund's performance significantly outpaced the benchmark for its peer group of diversified European funds, the MSCI Europe Index, which returned 15.89% for the fiscal year.

WHAT WAS THE EUROPEAN MARKET ENVIRONMENT FOR THE REPORTING PERIOD?
European market fundamentals were good: inflation was low, employment and exports picked up and consumer confidence was high. Throughout the year economic growth accelerated, with most economies' growth expectations experiencing upward revisions. Likewise, earnings growth has been strong the last few months as European companies have benefited from economic growth, the recovery in Asia and a strong U.S. dollar, which has helped many companies that export to the United States.
    On a country-by-country basis, France, the Netherlands, Spain, Finland and Ireland led the region with strong growth, while Italy and Europe's proverbial economic powerhouse, Germany, lagged the field. Despite Germany's poor overall economic showing, individual company performance made it one of our top countries for investment. Telecommunications and engineering leader Mannesmann A.G. was one of the fund's top holdings.

WHAT IMPACT DID THE DECLINING EURO HAVE ON EUROPEAN MARKETS?
The euro launched with a bang at the beginning of the year but fizzled in the face of strong U.S. economic growth and weak earnings in Europe. As investors anticipated rising interest rates in the United States--and not in Europe--they began moving money into dollars and selling the euro, causing it to weaken. However, the euro appears to have bottomed out and is beginning to strengthen based on improved economic growth in Europe.
    The currency's lower value has helped boost earnings for Euroland companies that export to the United States or deal in dollar-denominated goods, such as computer components. The fund specifically has benefited from such holdings as Nokia and Ericsson, two of the world's leading suppliers of mobile phones, and Porsche, the luxury auto maker. The rise in oil prices was leveraged by the euro's weakness as well, benefiting the fund's holdings in Elf Aquitaine, Total Fina and Royal Dutch Shell.

HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
The first quarter was tough for the fund and for European growth investors in general. The fund suffered as more cyclical stocks rallied and markets obsessed about potential increases in U.S. interest rates--giving little attention to earnings growth. After the Federal Reserve's first hike in U.S. interest rates, however, markets shifted their focus to earnings growth again.
    The prospect of higher growth coupled with strong competition supported our strategy for the fund. We decreased our exposure to the more stable growth sectors of health care and food early in the year, because higher interest rates tend to negatively affect the valuation of these sectors. Cash raised here was reinvested in more dynamic companies with stronger growth potential in the telecommunications, technology, broadcasting and financial sectors. Strong stock selection helped performance all year, but in the final two months, performance surged as the market followed the fund's core strategy.

                     -------------------------------------

                       EUROPEAN COMPANIES HAVE BENEFITED

                       FROM ECONOMIC GROWTH, THE RECOVERY

                       IN ASIA AND A STRONG U.S. DOLLAR.

                     -------------------------------------

FUND OUTPERFORMS BENCHMARK

Total return 12/31/98-12/31/99,
excluding sales charges

===============================================================================

ADVISOR CLASS SHARES                    35.58%

CLASS A SHARES                          35.14%

CLASS B SHARES                          34.19%

MSCI EUROPE INDEX                       15.89%

Class C shares produced a cumulative total return excluding sales charges of 39.95% from their inception on May 3, 1999 through the end of the fiscal year.
===============================================================================


          See important fund and index disclosures inside front cover.

                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



EUROPE HAS SEEN A FLURRY OF MERGER AND ACQUISITION ACTIVITY DURING THE REPORTING PERIOD. HOW HAS THE FUND BENEFITED FROM THIS TREND?
The restructuring story in Europe continues to have tremendous momentum, as evidenced by this year's merger activity. European merger and acquisition activity soared to over $1.2 trillion, more than double the 1998 total for announced European activity, according to Thomson Financial Securities Data.
    The fund benefited from this trend primarily through its holdings in the telecommunications sector. After acquiring U.K.-based Orange, German telecommunications giant Mannesmann A.G. itself became the target for acquisition by Vodafone Airtouch PLC, also of the United Kingdom. Not only was that deal the largest-ever cross-border transaction, it was also the largest-ever merger-and-acquisition deal. The fund also profited when Germany's Deutsche Telecom acquired U.K. mobile operator One to One.
    It should be noted that the fund is not playing individual stocks for takeover or merger, but rather focusing on the earnings winners.

WHAT SECTORS HAVE YOU FAVORED?
We continued to focus on growth stocks, with a bias towards the telecommunications, media and technology sectors. However, our selection process has led us to expand our horizons to include areas we believe will experience rapid growth over the next few years. These areas include container manufacturing (Sidel S.A.), bakeries (Kamps A.G.), vending machines for recycling (Tomra Systems) and renewable energy sources (Vestas Wind Systems). We believe the growth rates of these companies will dwarf the average growth rates available in Europe.
    The service sectors have clearly shown stronger growth over the last couple of years than the industrial sectors. We believe this will continue as European economies travel the same road the U.S. economy took in the 1990s, turning more and more to technology and telecommunications for growth.

WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS?
Expectations for positive economic growth, stronger corporate earnings and improving consumer demand create a bright forecast for the European market. The only cloud in Europe's sky may be higher short-term interest rates due to strong economic growth, rising inflation forecasts and a beleaguered euro.
    Our enthusiasm for Europe's best growth companies remains undiminished. Conditions are changing quickly. The Internet and other forms of new technology are lowering costs and providing better service. The consumer is becoming more discerning and increasingly mobile, and companies and customers are demanding better access to information, both at home and at work. Many companies in Europe's rapidly growing technology and service sectors are responding to these changes effectively. It is on those market leaders that we will set our sights.
    Our fund begins the new millennium poised to capture the strong growth that will be enjoyed by businesses embracing change in Europe and delivering solutions to this fast-changing marketplace.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets       TOTAL NUMBER OF HOLDINGS: 70

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                                                TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. Nokia Oyj (Finland)                                 4.25%        1. Computers (Software & Services)              11.01%
  2. Altran Technologies S.A. (France)                   3.39         2. Communications Equipment                      8.92
  3. Mannesmann A.G. (Germany)                           3.31         3. Telephone                                     8.83
  4. Telefonica Publicidad e Informacion S.A. (Spain)    3.14         4. Telecommunications (Cellular & Wireless)      6.36
  5. Intershop Communications A.G. (Germany)             3.12         5. Services (Commercial & Consumer)              6.24
  6. EM TV Merchandising A.G. (Germany)                  2.99         6. Machinery (Diversified)                       4.80
  7. Telefonaktiebolaget LM Ericsson (Sweden)            2.97         7. Retail (Food Chains)                          3.71
  8. Telefonica S.A. (Spain)                             2.52         8. Broadcasting (Television, Radio & Cable)      3.67
  9. ST Microelectronics (Netherlands)                   2.41         9. Banks (Major Regional)                        3.53
  10. Dassault Systemes S.A. (France)                    2.14         10. Telecommunications (Long Distance)           2.86

TOP 10 COUNTRIES
  1. Germany                                            21.55%
  2. France                                             20.70
  3. Netherlands                                        13.20
  4. Spain                                               9.44
  5. United Kingdom                                      6.96
  6. Finland                                             6.91
  7. Sweden                                              6.63
  8. Italy                                               4.47
  9. Ireland                                             1.80
  10. Switzerland                                        1.24


The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
====================================================================================================================================


          See important fund and index disclosures inside front cover.


                            AIM EUROLAND GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EUROLAND GROWTH FUND VS. BENCHMARK INDEXES

7/19/85-12/31/99

in Thousands
===============================================================================
                      AIM Euroland             MSCI                   MSCI
                      Growth Fund,             EAFE                  Europe
                      Class A shares           Index                 Index
--------------------------------------------------------------------------------

7/19/85                9500
7/31/85                                          10000                 10000
12/31/85              12892                    12722.9                 13356
12/31/86              18176                    21557.7               19212.7
12/31/87              19371                    27347.5               19098.8
12/31/88              21522                      35070                 23901
12/31/89              30282                    36676.8               29560.4
12/31/90              25826                    30104.5                 29459
12/31/91              26943                    32000.8               32227.9
12/31/92              23909                    28714.9               30770.8
12/31/93              30680                    41287.9               41737.1
12/31/94              28900                    39454.2               40303.7
12/31/95              31748                    45816.3               49727.2
12/31/96              37973                    46694.7               59984.5
12/31/97              42225                    51500.7               77143.9
12/31/98              49246                    58922.1                 94577
12/31/99            $66,550                    $75,032              $110,319

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to benchmark indexes over the period 7/19/85 - 12/31/99. It is intended to give you an idea of how your fund performed compared to these benchmarks (data for the indexes' performance figures are for the period 7/31/85-12/31/99). It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. Market indexes such as the MSCI Europe Index and the MSCI EAFE--Registered Trademark-- Index are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges
================================================================================
CLASS A SHARES
Inception (7/19/85)               14.01%
10 years                           7.58
5 years                           16.83
1 year                            27.72*
* 35.14% excluding sales charges

CLASS B SHARES
Inception (4/1/93)                14.63%
5 years                           17.17
1 year                            29.19*
* 34.19% excluding CDSC

CLASS C SHARES
Inception (5/3/99)                38.95*
* 39.95% excluding CDSC. Cumulative total return that has not been annualized.

ADVISOR CLASS SHARES*
Inception (6/1/95)                19.65%
3 year                            20.94
1 year                            35.58
* Effective 3/1/99, Advisor Class shares were closed to new investors.
Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please see the inside front cover.

                            AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

                        CHOOSE YOUR INVESTMENT PALETTE


[ARTWORK]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.


DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.

[ARTWORK]
                           AIM EUROLAND GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL  MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.


TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



                            AIM EUROLAND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.56%

BELGIUM-0.71%

Mobistar S.A.
  (Telecommunications-Cellular/
  Wireless)(a)                           66,688   $  3,815,666
--------------------------------------------------------------

DENMARK-0.69%

Vestas Wind Systems A/S
  (Manufacturing- Specialized)(a)        21,000      3,719,830
--------------------------------------------------------------

FINLAND-6.91%

Helsingin Puhelin Oyj (Helsinki
  Telephone Corp.-HPY)
  (Telecommunications-Cellular/
  Wireless)                             132,600     11,036,751
--------------------------------------------------------------
Nokia Oyj (Communications Equipment)    127,064     23,019,041
--------------------------------------------------------------
Tietoenator Oyj (Computers-Software
  & Services)                            53,328      3,327,662
--------------------------------------------------------------
                                                    37,383,454
--------------------------------------------------------------

FRANCE-20.70%

Altran Technologies S.A.
  (Services-Commercial & Consumer)       30,384     18,347,986
--------------------------------------------------------------
AXA (Insurance-Multi-Line)               47,862      6,666,826
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 75,000      6,914,311
--------------------------------------------------------------
Canal Plus (Broadcasting-Television,
  Radio & Cable)                         25,000      3,635,801
--------------------------------------------------------------
Cap Gemini S.A. (Computers-Software
  & Services)                            35,000      8,876,889
--------------------------------------------------------------
Carrefour S.A. (Retail-Food Chains)      62,000     11,425,422
--------------------------------------------------------------
Compagnie de Saint-Gobain
  (Manufacturing- Diversified)(a)        22,000      4,133,893
--------------------------------------------------------------
Dassault Systemes S.A.
  (Computers-Software & Services)       177,694     11,570,956
--------------------------------------------------------------
France Telecom S.A. (Telephone)          45,000      5,946,610
--------------------------------------------------------------
L'Oreal S.A. (Personal Care)              6,500      5,210,643
--------------------------------------------------------------
Lagardere S.C.A.
  (Manufacturing-Diversified)            50,000      2,717,415
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           17,100      4,509,097
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)           70,000      2,912,465
--------------------------------------------------------------
Sidel S.A. (Machinery-Diversified)       78,500      8,098,148
--------------------------------------------------------------
Total Fina S.A.-Class B (Oil &
  Gas-Refining & Marketing)              83,074     11,078,302
--------------------------------------------------------------
                                                   112,044,764
--------------------------------------------------------------

GERMANY-21.55%

Aixtron A.G.
  (Equipment-Semiconductor)(a)           45,000      6,331,577
--------------------------------------------------------------
Bayerisch Motoren Werke A.G.
  (Automobiles)                         200,000      6,099,087
--------------------------------------------------------------
Consors Discount Broker A.G.
  (Investment Banking & Brokerage)(a)    30,000      2,506,060
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
GERMANY-(CONTINUED)

D. Logistics A.G.
  (Services-Commercial & Consumer)(a)    25,000   $  2,629,351
--------------------------------------------------------------
Deutsche Telekom A.G. (Telephone)(a)     95,000      6,759,821
--------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting- Television, Radio &
  Cable)                                251,575     16,204,650
--------------------------------------------------------------
Epcos A.G. (Electronics-Component
  Distributors)(a)                       20,800      1,559,595
--------------------------------------------------------------
Intershop Communications A.G.
  (Computers- Software & Services)(a)    60,000     16,908,360
--------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)         127,200      8,648,163
--------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                74,250     17,897,575
--------------------------------------------------------------
Marschollek, Lautenschlaegerund
  Partner A.G. (Services-Commercial
  & Consumer)                            25,000      7,548,375
--------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                          92,000      8,240,813
--------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)           2,841      7,777,363
--------------------------------------------------------------
SAP A.G.-Pfd. (Computers-Software &
  Services)                              10,000      6,018,571
--------------------------------------------------------------
Software A.G. (Computers-Software &
  Services)(a)                           25,000      1,522,256
--------------------------------------------------------------
                                                   116,651,617
--------------------------------------------------------------

IRELAND-1.80%

Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                          106,600      9,753,900
--------------------------------------------------------------

ITALY-4.47%

Banca Fideuram S.p.A. (Investment
  Management)                           300,000      3,550,756
--------------------------------------------------------------
Mediolanum S.p.A.
  (Insurance-Life/Health)               725,230      9,488,800
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless) 1,000,000   11,161,530
--------------------------------------------------------------
                                                    24,201,086
--------------------------------------------------------------

NETHERLANDS-13.20%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                             300,000      7,487,988
--------------------------------------------------------------
Equant N.V. (Computers-Software &
  Services)(a)                           98,138     11,131,491
--------------------------------------------------------------
ING Groep N.V.-ADR (Insurance
  Brokers)                               96,578      5,826,224
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)         129,000      4,808,979
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                             85,000     11,549,014
--------------------------------------------------------------
KPNQWest N.V.
  (Telecommunications-Long
  Distance)(a)                           85,813      5,708,825
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Oil-International
  Integrated)                           110,000      6,736,673
--------------------------------------------------------------
STMicroelectronics (Electronics-
  Semiconductors)(a)                     85,000     13,071,773
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NETHERLANDS-(CONTINUED)

Teleplan International N.V.
  (Electronics- Component
  Distributors)(a)                       25,000   $  5,132,895
--------------------------------------------------------------
                                                    71,453,862
--------------------------------------------------------------

NORWAY-0.42%

Tomra Systems A.S.A. (Manufacturing-
  Specialized)                          135,400      2,297,779
--------------------------------------------------------------

PORTUGAL-0.84%

BPI-SGPS, S.A. (Banks-Regional)       1,072,810      4,567,256
--------------------------------------------------------------

SPAIN-9.44%

Banco Santander Central Hispano S.A.
  (Banks- Regional)                     400,000      4,524,999
--------------------------------------------------------------
Cortefiel S.A. (Retail-Department
  Stores)                                75,000      1,962,577
--------------------------------------------------------------
Sogecable, S.A. (Electric
  Companies)(a)                         162,650     10,378,522
--------------------------------------------------------------
Telefonica Publicidad e Informacion
  S.A. (Telephone)(a)                   350,000     16,996,424
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          546,743     13,646,683
--------------------------------------------------------------
TelePizza, S.A. (Restaurants)(a)        800,000      3,381,672
--------------------------------------------------------------
Terra Networks, S.A.
  (Computers-Software & Services)(a)      4,259        232,541
--------------------------------------------------------------
                                                    51,123,418
--------------------------------------------------------------

SWEDEN-6.63%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                          360,000      5,055,407
--------------------------------------------------------------
Securitas A.B.-Class B
  (Services-Commercial &
  Consumer)(a)                          290,000      5,248,129
--------------------------------------------------------------
Skandia Forsakrings A.B. (Insurance
  Brokers)                              314,494      9,497,980
--------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B (Communications
  Equipment)                            250,000     16,069,897
--------------------------------------------------------------
                                                    35,871,413
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-1.24%

Roche Holding A.G. (Health
  Care-Drugs-Generic & Other)               565   $  6,706,337
--------------------------------------------------------------

UNITED KINGDOM-6.96%

COLT Telecom Group PLC
  (Communications Equipment)(a)         180,000      9,210,572
--------------------------------------------------------------
Energis PLC (Telephone)(a)               92,600      4,446,761
--------------------------------------------------------------
Glaxo Wellcome PLC (Health
  Care-Drugs- Generic & Other)          171,436      4,844,310
--------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             375,860      4,700,449
--------------------------------------------------------------
SmithKline Beecham PLC (Health Care-
  Diversified)                          333,272      4,251,261
--------------------------------------------------------------
Unilever PLC (Foods)                    246,428      1,812,468
--------------------------------------------------------------
Vodafone AirTouch PLC
  (Telecommunications-
  Cellular/Wireless)                  1,700,000      8,420,257
--------------------------------------------------------------
                                                    37,686,078
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $321,219,874)                                517,276,460
--------------------------------------------------------------

MONEY MARKET FUNDS-2.14%

STIC Liquid Assets Portfolio(b)       5,782,086      5,782,086
--------------------------------------------------------------
STIC Prime Portfolio(b)               5,782,086      5,782,086
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $11,564,172)                                  11,564,172
--------------------------------------------------------------
TOTAL INVESTMENTS-97.70% (Cost
  $332,784,046)                                    528,840,632
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.30%                 12,467,560
--------------------------------------------------------------
NET ASSETS-100.00%                                $541,308,192
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $332,784,046)                              $528,840,632
---------------------------------------------------------
Foreign currencies, at value (cost
  $13,935,899)                                 13,840,250
---------------------------------------------------------
Receivables for:
  Fund shares sold                                199,135
---------------------------------------------------------
  Dividends and interest                          164,422
---------------------------------------------------------
  Tax reclaims                                    463,935
---------------------------------------------------------
Other assets                                       58,576
---------------------------------------------------------
    Total assets                              543,566,950
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired              1,037,528
---------------------------------------------------------
Accrued advisory fees                             425,660
---------------------------------------------------------
Accrued distribution fees                         437,305
---------------------------------------------------------
Accrued accounting service fees                     9,805
---------------------------------------------------------
Accrued trustee fees                                4,646
---------------------------------------------------------
Accrued transfer agent fees                       121,792
---------------------------------------------------------
Accrued operating expenses                        222,022
---------------------------------------------------------
    Total liabilities                           2,258,758
---------------------------------------------------------
Net assets applicable to shares outstanding  $541,308,192
=========================================================

NET ASSETS:

Class A                                      $446,064,530
=========================================================
Class B                                      $ 93,404,422
=========================================================
Class C                                      $    348,704
=========================================================
Advisor Class                                $  1,490,536
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        22,717,321
=========================================================
Class B                                         4,933,523
=========================================================
Class C                                            18,407
=========================================================
Advisor Class                                      74,891
=========================================================
Class A:
  Net asset value price per share            $      19.64
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.64 divided by
       94.50%)                               $      20.78
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      18.93
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      18.94
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                    $      19.90
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $655,833 foreign
withholding tax)                             $  5,046,150
---------------------------------------------------------
Interest                                          657,197
---------------------------------------------------------
Security lending income                           237,633
---------------------------------------------------------
    Total investment income                     5,940,980
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                4,507,101
---------------------------------------------------------
Accounting service fees                           128,346
---------------------------------------------------------
Custodian fees                                    412,031
---------------------------------------------------------
Interest expense                                   26,850
---------------------------------------------------------
Trustees fees                                      28,882
---------------------------------------------------------
Distribution fees -- Class A                    1,321,561
---------------------------------------------------------
Distribution fees -- Class B                      830,901
---------------------------------------------------------
Distribution fees -- Class C                        1,122
---------------------------------------------------------
Transfer agent fees                             1,267,517
---------------------------------------------------------
Other                                             481,593
---------------------------------------------------------
    Total expenses                              9,005,904
---------------------------------------------------------
Less: Expenses paid indirectly and expense
  reductions                                      (28,750)
---------------------------------------------------------
     Net expenses                               8,977,154
---------------------------------------------------------
Net investment income (loss)                   (3,036,174)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENT SECURITIES AND FOREIGN
CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        20,314,072
---------------------------------------------------------
  Foreign currencies                           (1,472,708)
---------------------------------------------------------
                                               18,841,364
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       130,523,281
---------------------------------------------------------
  Foreign currencies                             (131,749)
---------------------------------------------------------
                                              130,391,532
---------------------------------------------------------
Net gain from investment securities and
       foreign currencies                     149,232,896
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $146,196,722
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $ (3,036,174)   $ (1,850,722)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    18,841,364     119,057,197
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            130,391,532       6,407,261
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         146,196,722     123,613,736
--------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                        (29,255,944)    (28,578,354)
--------------------------------------------------------------------------------------------
  Class B                                                         (6,401,190)     (6,161,419)
--------------------------------------------------------------------------------------------
  Class C                                                            (19,795)             --
--------------------------------------------------------------------------------------------
  Advisor Class                                                      (98,058)        (89,449)
--------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        (61,483,581)    (70,039,206)
--------------------------------------------------------------------------------------------
  Class B                                                        (23,714,961)      9,973,443
--------------------------------------------------------------------------------------------
  Class C                                                            236,516              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (803,689)     (3,320,390)
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    24,656,020      25,398,361
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            516,652,172     491,253,811
--------------------------------------------------------------------------------------------
  End of period                                                 $541,308,192    $516,652,172
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $333,700,808    $364,202,132
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                        11,671,019      86,905,207
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           195,936,365      65,544,833
--------------------------------------------------------------------------------------------
                                                                $541,308,192    $516,652,172
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Euroland Growth Fund (the "Fund"), formerly named AIM Europe Growth Fund, is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund discontinued sales of the Advisor Class to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $3,036,174, undistributed net realized gains decreased by $58,300,565 and paid-in capital increased by $55,264,391 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.65%, 2.65% and 1.65% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $128,346 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $1,017,499 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,321,561, $830,901 and $1,122, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $32,554 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $7,813 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-EXPENSE REDUCTIONS

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $3,766 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $24,984 of the Fund's expenses. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,750 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $475,310 with a weighted average interest rate of 5.65%. Interest expense for the Fund for the year ended December 31, 1999 was $26,850.

NOTE 5-PORTFOLIO SECURITIES LOANED

At December 31, 1999, there were no securities on loans to brokers. For the year ended December 31, 1999, the Fund received fees of $237,633 for securities lending.
  For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $321,428,205 and $462,423,448, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $201,600,088
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,834,850)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $193,765,238
=========================================================

Cost of investments for tax purposes is $335,075,394.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                            1998
                                                              ---------------------------   ------------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              -----------   -------------   ------------   ---------------
Sold:
  Class A                                                      56,134,804   $ 892,147,655    284,179,353   $ 4,678,178,730
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,085,662      62,498,150     29,683,015       488,430,227
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        185,264       2,804,901             --                --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   741,800      12,185,965      6,484,352       109,346,851
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,493,014      26,287,494      1,565,424        23,371,501
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         336,013       5,718,720        370,423         5,382,231
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            947          16,127             --                --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     5,368          95,985          5,605            84,332
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (61,395,542)   (979,918,730)  (287,680,343)   (4,771,589,437)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,039,505)    (91,931,831)   (29,265,734)     (483,839,015)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (167,804)     (2,584,512)            --                --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (776,145)    (13,085,639)    (6,610,936)     (112,751,573)
--------------------------------------------------------------------------------------------------------------------------
                                                               (5,396,124)  $ (85,765,715)    (1,268,841)  $   (63,386,153)
==========================================================================================================================

* Class C shares commenced sales on May 3, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1999, for a share of Class C outstanding during May 3, 1999 (date sales commenced) through December 31, 1999 and for a share of Advisor Class outstanding during each of the years in the four-year period ended December 31, 1999 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                        Class A
                                                               -------------------------------------------------------
                                                                1999(a)       1998(a)    1997(a)    1996(a)    1995(a)
                                                               --------      --------   --------   --------   --------
Net asset value, beginning of period                           $  15.67      $  14.32   $  12.89   $  10.88   $  10.03
------------------------------------------------------------   --------      --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss)                                    (0.09)        (0.03)     (0.04)     (0.03)      0.04
------------------------------------------------------------   --------      --------   --------   --------   --------
  Net realized and unrealized gain on investments                  5.45          2.35       1.48       2.16       0.95
------------------------------------------------------------   --------      --------   --------   --------   --------
    Net increase from investment operations                        5.36          2.32       1.44       2.13       0.99
------------------------------------------------------------   --------      --------   --------   --------   --------
Distributions to shareholders:
  From net investment income                                         --            --         --         --      (0.10)
------------------------------------------------------------   --------      --------   --------   --------   --------
  From net realized gains                                         (1.39)        (0.97)     (0.01)     (0.12)     (0.04)
------------------------------------------------------------   --------      --------   --------   --------   --------
    Total distributions                                           (1.39)        (0.97)     (0.01)     (0.12)     (0.14)
------------------------------------------------------------   --------      --------   --------   --------   --------
Net asset value, end of period                                 $  19.64      $  15.67   $  14.32   $  12.89   $  10.88
============================================================   ========      ========   ========   ========   ========
Total return(b)                                                   35.22%        16.63%     11.20%     19.61%      9.86%
============================================================   ========      ========   ========   ========   ========
Ratios and supplemental data:
  Net assets, end of period (000s omitted)                     $446,065      $415,066   $407,004   $453,792   $483,375
============================================================   ========      ========   ========   ========   ========
Ratio of expenses to average net assets, including interest
  expense:
  With fee waivers                                                 1.83%(d)      2.02%      1.75%      1.82%      1.83%
============================================================   ========      ========   ========   ========   ========
  Without fee waivers                                              1.83%(d)      2.02%      1.89%      1.88%      1.89%
============================================================   ========      ========   ========   ========   ========
Ratio of expenses to average net assets, excluding interest
  expense:
  With fee waivers(c)                                              1.82%(d)      1.75%      1.75%      1.82%      1.83%
============================================================   ========      ========   ========   ========   ========
  Without fee waivers                                              1.82%(d)      1.75%      1.89%      1.88%      1.89%
============================================================   ========      ========   ========   ========   ========
Ratio of net investment income (loss) to average net assets       (0.55)%(d)    (0.20)%    (0.29)%    (0.26)%     0.38%
============================================================   ========      ========   ========   ========   ========
Ratio of interest expense to average net assets                    0.01%(d)      0.27%       n/a        n/a        n/a
============================================================   ========      ========   ========   ========   ========
Portfolio turnover rate                                              71%           97%       107%       123%       108%
============================================================   ========      ========   ========   ========   ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average net assets of $377,588,984.

                                                                                   Class B
                                                               ---------------------------------------------------
                                                               1999(a)       1998(a)   1997(a)   1996(a)   1995(a)
                                                               --------      -------   -------   -------   -------
Net asset value, beginning of period                           $ 15.26       $ 14.06   $ 12.73   $ 10.81   $  9.97
------------------------------------------------------------   -------       -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)                                   (0.18)        (0.14)    (0.13)    (0.11)    (0.03)
------------------------------------------------------------   -------       -------   -------   -------   -------
  Net realized and unrealized gain on investments                 5.24          2.31      1.47      2.15      0.94
------------------------------------------------------------   -------       -------   -------   -------   -------
    Net increase from investment operations                       5.06          2.17      1.34      2.04      0.91
------------------------------------------------------------   -------       -------   -------   -------   -------
Distributions to shareholders:
  From net investment income                                        --            --        --        --     (0.03)
------------------------------------------------------------   -------       -------   -------   -------   -------
  From net realized gains                                        (1.39)        (0.97)    (0.01)    (0.12)    (0.04)
------------------------------------------------------------   -------       -------   -------   -------   -------
    Total distributions                                          (1.39)        (0.97)    (0.01)    (0.12)    (0.07)
------------------------------------------------------------   -------       -------   -------   -------   -------
Net asset value, end of period                                 $ 18.93       $ 15.26   $ 14.06   $ 12.73   $ 10.81
============================================================   =======       =======   =======   =======   =======
Total return(b)                                                  34.19%        15.80%    10.55%    18.79%     9.20%
============================================================   =======       =======   =======   =======   =======
Ratios and supplemental data
  Net assets, end of period (in 000s)                          $93,404       $99,943   $81,011   $87,092   $73,025
============================================================   =======       =======   =======   =======   =======
Ratio of expenses to average net assets, including interest
  expense:
  With fee waivers                                                2.48%(d)      2.67%     2.40%     2.47%     2.48%
============================================================   =======       =======   =======   =======   =======
  Without fee waivers                                             2.48%(d)      2.67%     2.54%     2.58%     2.54%
============================================================   =======       =======   =======   =======   =======
Ratio of expenses to average net assets, excluding interest
  expense:
  With fee waivers(c)                                             2.47%(d)      2.40%     2.40%     2.47%     2.48%
============================================================   =======       =======   =======   =======   =======
  Without fee waivers()                                           2.47%(d)      2.40%     2.54%     2.53%     2.54%
============================================================   =======       =======   =======   =======   =======
Ratio of net investment income (loss) to average net assets      (1.19)%(d)    (0.85%)   (0.94%)   (0.91%)   (0.27%)
============================================================   =======       =======   =======   =======   =======
Ratio of interest expense to average net assets                   0.01%(d)      0.27%      n/a       n/a       n/a
============================================================   =======       =======   =======   =======   =======
Portfolio turnover rate                                             71%           97%      107%      123%      108%
============================================================   =======       =======   =======   =======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average net assets of $83,090,114.

                                                                 Class C
                                                               ------------
                                                                  May 3,
                                                                   1999
                                                                 through                       Advisor Class
                                                               December 31,   -----------------------------------------------
                                                                 1999(a)      1999(a)   1998(a)   1997(a)   1996(a)   1995(a)
                                                               ------------   -------   -------   -------   -------   -------
Net asset value, beginning of period                              $14.64      $15.82    $14.41    $12.92    $10.85    $10.24
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income (loss)                                     (0.19)      (0.03)     0.02      0.01      0.01      0.08
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
  Net realized and unrealized gain on investments                   5.88        5.50      2.36      1.49      2.18      0.71
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
    Net increase from investment operations                         5.69        5.47      2.38      1.50      2.19      0.79
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
Distributions to shareholders:
  From net investment income                                          --          --        --        --        --     (0.14)
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
  From net realized gains                                          (1.39)      (1.39)    (0.97)    (0.01)    (0.12)    (0.04)
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
    Total distributions                                            (1.39)      (1.39)    (0.97)    (0.01)    (0.12)    (0.18)
------------------------------------------------------------      ------      ------    ------    ------    ------    ------
Net asset value, end of period                                    $18.94      $19.90    $15.82    $14.41    $12.92    $10.85
============================================================      ======      ======    ======    ======    ======    ======
Total return(b)                                                    39.95%      35.58%    16.88%    11.64%    20.21%     7.75%
============================================================      ======      ======    ======    ======    ======    ======
Ratios and supplemental data:
  Net assets, end of period (in 000s)                               $349      $1,491    $1,643    $3,239    $1,416      $718
============================================================      ======      ======    ======    ======    ======    ======
Ratio of expenses to average net assets, excluding interest
  expense:
  With fee waivers                                                  2.48%(d)    1.48%(e)   1.67%    1.40%     1.47%     1.48%(f)
============================================================      ======      ======    ======    ======    ======    ======
  Without fee waivers                                               2.48%(d)    1.48%(e)   1.67%    1.54%     1.53%     1.54%(f)
============================================================      ======      ======    ======    ======    ======    ======
Ratio of expenses to average net assets, excluding interest
  expense:
  With fee waivers(c)                                               2.47%(d)    1.47%(e)  1.40%     1.40%     1.47%     1.48%(f)
============================================================      ======      ======    ======    ======    ======    ======
  Without fee waivers()                                             2.47%(d)    1.47%(e)  1.40%     1.54%     1.53%     1.54%(f)
============================================================      ======      ======    ======    ======    ======    ======
Ratio of net investment income (loss) to average net assets        (1.19)%(d)  (0.19)%(e) 0.15%     0.06%     0.09%     0.73%(f)
============================================================      ======      ======    ======    ======    ======    ======
Ratio of interest expense to average net assets                     0.01%(d)    0.01%(e)  0.27%      n/a       n/a       n/a
============================================================      ======      ======    ======    ======    ======    ======
Portfolio turnover rate                                               71%         71%       97%      107%      123%      108%
============================================================      ======      ======    ======    ======    ======    ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are annualized and based on average net assets of $179,556.
(e) Ratios are based on average net assets of $1,475,527.
(f) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Euroland Growth Fund
                       (formerly AIM Europe Growth Fund):

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Euroland Growth Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

BOARD OF TRUSTEES                              OFFICERS                             OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                     11 Greenway Plaza
Senior Managing Partner,                       Chairman and President               Suite 100
Plantagenet Capital Management, LLC                                                 Houston, TX 77046
(an investment partnership);                   Dana R. Sutton
Chief Executive Officer,                       Vice President and Treasurer         INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                   Samuel D. Sirko                      A I M Advisors, Inc.
                                               Vice President and Secretary         11 Greenway Plaza
Frank S. Bayley                                                                     Suite 100
Partner, law firm of                           Melville B. Cox                      Houston, TX 77046
Baker & McKenzie                               Vice President
                                                                                    SUB-ADVISOR
Robert H. Graham                               Gary T. Crum
President and Chief Executive Officer,         Vice President                       INVESCO Asset Management Limited
A I M Management Group Inc.                                                         11 Devonshire Square
                                               Carol F. Relihan                     London EC2M 4YR
Ruth H. Quigley                                Vice President                       England
Private Investor
                                               Mary J. Benson                       TRANSFER AGENT
                                               Assistant Vice President and
                                               Assistant Treasurer                  A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
                                               Sheri Morris                         Houston, TX 77210-4739
                                               Assistant Vice President and
                                               Assistant Treasurer                  CUSTODIAN

                                               Nancy L. Martin                      State Street Bank and Trust Company
                                               Assistant Secretary                  225 Franklin Street
                                                                                    Boston, MA 02110
                                               Ofelia M. Mayo
                                               Assistant Secretary                  COUNSEL TO THE FUND

                                               Kathleen J. Pflueger                 Kirkpatrick & Lockhart LLP
                                               Assistant Secretary                  1800 Massachusetts Avenue, N.W.
                                                                                    Washington, D.C. 20036-1800

                                                                                    COUNSEL TO THE TRUSTEES

                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                                                                    Twenty Third Floor
                                                                                    555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046

                                                                                    AUDITORS

                                                                                    PricewaterhouseCoopers LLP
                                                                                    160 Federal St.
                                                                                    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Euroland Growth Fund paid ordinary dividends in the amount of $0.7551 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 0.00% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $16,483,925 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

For the fiscal year ended December 31, 1999, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2122 per share (representing a total of $5,552,519). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1999 was $0.0250 per share (representing a total of $654,820). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1999:

                                                               GROSS       FOREIGN
                                                              INCOME       TAX PAID
                          COUNTRY                                %            %
------------------------------------------------------------  -------      --------
Finland.....................................................    1.36%         8.13%
France......................................................    3.61%        18.66%
Germany.....................................................    1.96%         9.19%
Italy.......................................................    0.74%         4.42%
Netherlands.................................................    1.82%        12.30%
Norway......................................................    0.01%         0.20%
Portugal....................................................    0.33%         2.31%
Spain.......................................................    0.67%         4.01%
Sweden......................................................    0.88%         5.23%
Switzerland.................................................    1.56%        10.39%
United Kingdom..............................................    7.64%        25.16%
Luxembourg..................................................    0.03%         0.00%
Various.....................................................    0.71%         0.00%
------------------------------------------------------------  ------       -------
Subtotal....................................................   21.32%       100.00%
------------------------------------------------------------  ------       -------
United States...............................................   78.68%           N/A
------------------------------------------------------------  ------       -------
Total.......................................................  100.00%       100.00%
------------------------------------------------------------  ------       -------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                    A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                 AIM Money Market Fund                 leadership in the mutual fund industry since 1976
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund              and managed approximately $160 billion in assets
AIM Capital Development Fund                                                     for more than 6.6 million shareholders, including
AIM Constellation Fund(1)                  INTERNATIONAL GROWTH FUNDS            individual investors, corporate clients and
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund  financial institutions, as of December 31, 1999.
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                     The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund           is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(4)           eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund             AIM European Development Fund         States in assets under management, according to
AIM Select Growth Fund                     AIM International Equity Fund         Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                 monitor.
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund
AIM Value Fund                             AIM New Pacific Growth Fund
AIM Weingarten Fund
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)



(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

[DALBAR LOGO APPEARS HERE]                             [AIM LOGO APPEARS HERE]


                                                        INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                               ERG-AR-1